FHLB Stock	12 Months Ended
Dec. 31, 2020
Federal Home Loan Banks [Abstract]
Other Assets Disclosure - FHLB STOCK	FHLB StockThe Bank, as a member of the FHLB of Atlanta, is required to acquire and hold shares of capital stock in the FHLB of Atlanta in an amount equal to a membership component, which was 0.09% of total assets at both December 31, 2020 and 2019, plus a transaction component equal to 4.25% of outstanding advances (borrowings) from the FHLB of Atlanta at December 31, 2020 and 2019. The Bank is in compliance with this requirement with an investment in FHLB of Atlanta stock of $2.4 million and $2.5 million at December 31, 2020 and 2019, respectively. No readily available market exists for this stock and it has no quoted fair value. However, because redemption of this stock has historically been at par, it is carried at cost.